Exhibit 99.2

Neuronetics and Greenbrook TMS Announce Receipt of Interim Order in Respect of Proposed Arrangement and Provide Details of Shareholder Meetings

Malvern, PA and Toronto, ON – October 4, 2024 – Neuronetics, Inc. (NASDAQ: STIM) (“Neuronetics”) and Greenbrook TMS Inc. (OTCMKTS: GBNHF) (“Greenbrook”) today announced that the Ontario Superior Court of Justice (Commercial List) (the “Court”) has granted an interim order (the “Interim Order”) in connection with the previously announced statutory plan of arrangement under section 182 of the Business Corporations Act (Ontario) (the “Plan of Arrangement”), pursuant to which, subject to the satisfaction or waiver of all applicable conditions precedent, Neuronetics will acquire all of the issued and outstanding common shares of Greenbrook (“Greenbrook Shares”) in an all-stock transaction (the “Arrangement”). The Interim Order authorizes the calling and holding of a special meeting (the “Greenbrook Special Meeting”) of holders of Greenbrook Shares (“Greenbrook Shareholders”), the granting of dissent rights to registered Greenbrook Shareholders and other matters relating to the conduct of the Greenbrook Special Meeting.

Subject to the terms of the Plan of Arrangement, each Greenbrook Share outstanding immediately prior to the effective time of the Arrangement (other than all Greenbrook Shares held by Greenbrook Shareholders who have validly exercised rights of dissent in respect of the Arrangement) is expected to be exchanged for 0.01149 of a share of Neuronetics common stock (“Neuronetics Shares”) at the closing of the Arrangement, subject to adjustment for any interim funding by Madryn Asset Management, LP or its affiliates (“Madryn”) and other customary adjustments prior to the closing of the Arrangement. Upon completion of the Arrangement, the pre-Arrangement holders of Neuronetics Shares (“Neuronetics Stockholders”) and Greenbrook Shareholders are expected to own approximately 57% and 43% of the combined company, respectively, on a fully diluted basis.

On the unanimous recommendation of a special committee of the board of directors of Greenbrook (the “Greenbrook Board”) consisting entirely of independent directors, the Greenbrook Board unanimously determined that the Arrangement is fair to Greenbrook Shareholders (other than Madryn) and in the best interests of Greenbrook. The Greenbrook Board unanimously recommends that the Greenbrook Shareholders vote in favour of the resolution relating to the Arrangement at the Greenbrook Special Meeting.

The board of directors of Neuronetics (the “Neuronetics Board”) unanimously determined that the Arrangement is in the best interests of Neuronetics. The Neuronetics Board unanimously recommends that Neuronetics Stockholders vote in favor of the resolutions relating to the Arrangement at the special meeting of Neuronetics Stockholders (the “Neuronetics Special Meeting”).

Details of the Greenbrook Special Meeting and Implementation of the Arrangement

The Greenbrook Special Meeting will be held on Friday, November 8, 2024 at 8:00 a.m. (Eastern time) in a virtual only format. Greenbrook Shareholders of record as of the close of business on October 4, 2024 are entitled to receive notice of, to participate in and to vote their Greenbrook Shares at the Greenbrook Special Meeting. The joint proxy statement/management information circular (the “Joint Proxy Statement/Circular”) and related proxy materials in respect of the Greenbrook Special Meeting have been filed and are available under Greenbrook’s profile on SEDAR+ at www.sedarplus.ca and on EDGAR at www.sec.gov. The Joint Proxy Statement/Circular and related materials will also be mailed to Greenbrook Shareholders on or about October 17, 2024. Details of the Greenbrook Special Meeting and how Greenbrook Shareholders or their duly appointed proxyholders can virtually attend, access and participate in the Greenbrook Special Meeting are set out in the Joint Proxy Statement/Circular.

Implementation of the Arrangement is subject to the approval at the Greenbrook Special Meeting by: (i) at least two-thirds (66 2/3%) of votes cast by Greenbrook Shareholders present or represented by proxy and entitled to vote at the Greenbrook Special Meeting, and (ii) a simple majority (more than 50%) of the votes cast by Greenbrook Shareholders present or represented by proxy and entitled to vote at the Greenbrook Special Meeting, other than the votes attached to the Greenbrook Shares held by Madryn, Bill Leonard, and Greenbrook Shares held by any other shareholder required to be excluded under Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions.

Details of the Neuronetics Special Meeting and Implementation of the Arrangement

The Neuronetics Special Meeting will be held on Friday, November 8, 2024 at 8:00 a.m. (Eastern time) in a virtual only format. Neuronetics Stockholders of record as of the close of business on September 20, 2024 are entitled to receive notice of, to participate in and to vote their Neuronetics Shares at the Neuronetics Special Meeting. The Joint Proxy Statement/Circular and related proxy materials in respect of the Neuronetics Special Meeting have been filed and are available under Neuronetics’ profile on EDGAR at www.sec.gov. Details of the Neuronetics Special Meeting and how Neuronetics Stockholders or their duly appointed proxyholders can virtually attend, access and participate in the Neuronetics Special Meeting are set out in the Joint Proxy Statement/Circular.

Implementation of the Arrangement is subject to the affirmative vote of a majority of votes cast at the Neuronetics Special Meeting in respect of the Neuronetics Charter Amendment Proposal (as defined in the Joint Proxy Statement/Circular) and the Neuronetics Share Issuance Proposal (as defined in the Joint Proxy Statement/Circular).

About Greenbrook

Operating through 118 company-operated treatment centers, Greenbrook is a leading provider of Transcranial Magnetic Stimulation (“TMS”) and Spravato®, FDA-cleared, non-invasive therapies for the treatment of Major Depressive Disorder (“MDD”) and other mental health disorders, in the United States. TMS therapy provides local electromagnetic stimulation to specific brain regions known to be directly associated with mood regulation. Spravato® is offered to treat adults with treatment-resistant depression and depressive symptoms in adults with MDD with suicidal thoughts or actions. Greenbrook has provided more than 1.61 million treatments to over 49,000 patients struggling with depression.

About Neuronetics

Neuronetics believes that mental health is as important as physical health. As a global leader in neuroscience, Neuronetics is redefining patient and physician expectations with its NeuroStar Advanced Therapy for Mental Health. NeuroStar is a non-drug, noninvasive treatment that can improve the quality of life for people suffering from neurohealth conditions when traditional medication hasn’t helped. NeuroStar is indicated for the treatment of depressive episodes and for decreasing anxiety symptoms for those who may exhibit comorbid anxiety symptoms in adult patients suffering from MDD and who failed to achieve satisfactory improvement from previous antidepressant medication treatment in the current episode. It is also FDA-cleared as an adjunct for adults with obsessive-compulsive disorder and for adolescent patients aged 15-21 with MDD. NeuroStar Advanced Therapy is the leading TMS treatment for MDD in adults with over 6.4 million treatments delivered. Neuronetics is committed to transforming lives by offering an exceptional treatment that produces extraordinary results. For safety and prescribing information, NeuroStar.com.

Greenbrook Contact

Glen Akselrod
Investor Relations
Greenbrook TMS Inc.

Contact Information:
investorrelations@greenbrooktms.com
1-855-797-4867

Neuronetics Contact

Investors:

Mike Vallie or Mark Klausner
ICR Westwicke
443-213-0499
ir@neuronetics.com

Media:
EvolveMKD
646-517-4220
NeuroStar@evolvemkd.com

“Safe harbor” statement under the Private Securities Litigation Reform Act of 1995

This document includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created by those laws and other applicable laws and “forward-looking information” within the meaning of applicable Canadian securities laws. Statements in this press release that are not historical facts constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by terms such as “outlook,” “potential,” “believe,” “expect,” “plan,” “anticipate,” “predict,” “may,” “will,” “could,” “would” and “should” as well as the negative of these terms and similar expressions. These statements include those relating to the proposed combination of Greenbrook and Neuronetics and the timing thereof. These statements are subject to significant risks and uncertainties and actual results could differ materially from those projected. Investors are cautioned not to place undue reliance on the forward-looking statements contained in this press release. These risks and uncertainties include, without limitation, risks and uncertainties related to: (i) the parties’ ability to meet expectations regarding the timing and completion of the Arrangement; (ii) the occurrence of any event, change or other circumstance that would give rise to the termination of the arrangement agreement dated as of August 11, 2024 between Neuronetics and Greenbrook (the “Arrangement Agreement”); (iii) the fact that Greenbrook Shareholders and Neuronetics Stockholders may not approve the Arrangement; (iv) the fact that certain terminations of the Arrangement Agreement require Greenbrook or Neuronetics to pay a termination fee; (v) the failure to satisfy each of the conditions to the consummation of the Arrangement; (vi) the disruption of management’s attention from ongoing business operations due to the Arrangement; (vii) the effect of the Arrangement on Greenbrook’s and Neuronetics’ relationships with their respective customers, as well as their respective operating results and business generally; (viii) the outcome of any legal proceedings related to the Arrangement; (ix) retention of employees of Greenbrook following the completion of the Arrangement; (x) the fact that Greenbrook’s and Neuronetics’ stock price may decline significantly if the Arrangement is not completed; and other factors described under the heading “Risk Factors” in the Joint Proxy Statement/Circular, Neuronetics’ Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and its Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, and Greenbrook’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and its Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, as each may be updated or supplemented by subsequent reports that Neuronetics has filed or files with the Securities and Exchange Commission (the “SEC”) and Greenbrook has filed or files with the SEC and on SEDAR+. These forward-looking statements are based on expectations and assumptions as of the date of this press release. Except as required by law, Neuronetics and Greenbrook undertake no duty or obligation to update any forward-looking statements contained in this press release as a result of new information, future events, or changes in their expectations.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in the Solicitation

Neuronetics, Greenbrook and their respective directors and executive officers may be deemed participants in the solicitation of proxies from Neuronetics Stockholders in connection with the Arrangement. Neuronetics Stockholders and other interested persons may obtain, without charge, more detailed information (i) regarding the directors and officers of Neuronetics in Neuronetics’ Annual Report on Form 10-K filed with the SEC on March 7, 2024, its proxy statement relating to its 2024 Annual Meeting of Stockholders filed with the SEC on April 11, 2024 and other relevant materials filed with the SEC when they become available; and (ii) regarding the directors and executive officers of Greenbrook in Greenbrook’s Annual Report on Form 10-K filed with the SEC and on SEDAR+ on April 25, 2024 and other relevant materials filed with the SEC and on SEDAR+, as applicable, when they become available. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Neuronetics Stockholders in connection with the Arrangement are set forth in the Joint Proxy Statement/Circular. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Arrangement are included in the Joint Proxy Statement/Circular that Neuronetics and Greenbrook has filed with the SEC and on SEDAR+, as applicable.